August 1, 1997

                            THE TECHNOLOGY VALUE FUND
                  Supplement to Prospectus Dated April 21, 1997

THE FOLLOWING DISCLOSURE REPLACES THE TABLE OF ANNUAL FUND OPERATING EXPENSES AND EXAMPLE ON PAGE 4 OF THE PROSPECTUS:

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees                                                        1.50%(A)
12b-1 Fees                                                              None
Administration Fees                                                     .45%
                                                                       -------
Total Fund Operating Expenses                                          1.95%(A)
                                                                       =======

(A) The Advisory Agreement requires the Investment Adviser to waive its management fees and, if necessary, reimburse expenses of the Fund to the extent necessary to limit the Fund's total annual operating expenses to 1.95% of the Fund's average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

Example

Assuming: (i) a $1,000 investment and (ii) a 5% annual return, an investor would be charged the following expenses over the periods indicated:

                           1 Year   3 Years 5 Years  10 Years
                           ------   ------- -------  --------

                   20                61               105               227

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

THE FOLLOWING DISCLOSURE REPLACES THE FINAL PARAGRAPH ON PAGE 9
OF THE PROSPECTUS:

         For the services provided by the Investment Adviser under the Advisory Agreement, the Investment Adviser receives from the Fund a management fee equal to 1.50% per annum of the Fund's average daily net assets. The management fee is accrued daily in computing the net assets of the Fund for the purpose of determining the offering and redemption price per share, and is paid to the Investment Adviser at the end of each month.

THE FOLLOWING DISCLOSURE REPLACES THE THIRD PARAGRAPH ON PAGE 10
OF THE PROSPECTUS:

         For  the  services  rendered  by  the  Investment   Adviser  under  the
Administration Agreement, the Investment Adviser receives a fee at the annual rate of .45% of the Fund's average daily net assets.



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